UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02575

Morgan Stanley Liquid Asset Fund Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)

Kevin Klingert

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 201-830-8802

Date of fiscal year end: August 31, 2013

Date of reporting period: February 28, 2013

Item 1 - Report to Shareholders

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Kevin Klingert

President and Principal Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Morgan Stanley Services Company Inc.

P.O. Box 219886

Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

ILASAN
647643 EXP [04/30/14]

INVESTMENT MANAGEMENT

Morgan Stanley

Liquid Asset Fund Inc.

Semiannual

Report

February 28, 2013

Morgan Stanley Liquid Asset Fund Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	24
U.S. Privacy Policy	25

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Liquid Asset Fund Inc. performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended February 28, 2013

Market Conditions

Overall economic growth in the U.S. remained lackluster in the six-month period ended February 28, 2013. Gross domestic product (GDP) growth averaged 1.60 percent in the second half of 2012, but growth on a quarter-over-quarter basis painted a different picture. Third quarter GDP growth registered 3.1%, but fourth quarter growth slowed considerably to only 0.1%. Average monthly job gains strengthened in the third and fourth quarters, averaging 152,000 and 208,000, respectively. The trend continued into 2013, with 236,000 jobs created during February. The unemployment rate gradually declined over much of the period, from 8.2 percent in July 2012 to 7.7 percent in February 2013. However, the rate itself still is elevated and will continue to be a focus of Federal Reserve (the Fed) policy.

Toward the end of 2012, market sentiment focused on several regulatory developments. The first was the possible expiration of FDIC-insured non-interest bearing transaction accounts (TAG) at the end of 2012. Ultimately, Congress did not act to extend the program and FDIC insurance for these accounts expired on December 31, 2012, leaving account holders with direct bank risk as opposed to FDIC (government) risk. While many factors may influence the decision that TAG account holders will have to make to try to reduce credit risk, the market focused on the likelihood that at least some of the cash that currently sits in TAG accounts would make its way into the money markets. Cash could flow directly into front-end money market securities such as repurchase agreements and Treasury bills, or into money market mutual funds that invest in these instruments.

The market’s other regulatory concern during the period was the year-end expiration of the Fed’s Operation Twist program and the front-end supply that Twist sales provided the market. There was clear anticipation that at its December Federal Open Market Committee (FOMC) meeting the Fed would convey to the market their intention implement a policy of outright Treasury purchases.

At the December FOMC meeting, the Fed in fact took another step down the path of unprecedented policy accommodation. It changed from calendar-based guidance to economic data guidance, dropping the pledge to keep the fed funds rate exceptionally low until mid-2015 and replacing it with data-based triggers. Namely, the Fed plans to keep rates exceptionally low as long as the unemployment rate is above 6.5% and inflation remains below 2.5%. In addition, as expected, the Fed’s Operation Twist program ended and was replaced/supplemented by additional asset purchases on top of its previously announced $40 billion per month of mortgage-backed securities (MBS) purchases. The Fed will purchase $45 billion per month of Treasury securities and will continue these purchases until the labor market “improves substantially.”

Released in February, the January 2013 FOMC meeting minutes proved to be somewhat hawkish, focusing on balance sheet expansion and the need to be prepared to alter the size of the Fed’s monthly quantitative easing (QE) purchases. Several Committee members suggested a tapering approach as they raised concern over heightened asset valuations and excessive risk taking. As suggested by St. Louis Fed President Bullard, the tapering approach could be an adjustment based on incoming data with a cut in QE commensurate with each 0.1% drop in the unemployment rate. A week later, however, Chairman Ben Bernanke’s semi-annual testimony to Congress had a more dovish tone. Chairman Bernanke reiterated his commitment to QE until substantial labor market improvements are seen.

Performance Analysis

As of February 28, 2013, Morgan Stanley Liquid Asset Fund Inc. had net assets of approximately $9.5 billion and an average portfolio maturity of 26 days. For the six-month period ended February 28, 2013, the Fund provided a total return of 0.00 percent. For the seven-day period ended February 28, 2013, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.20 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.20 percent (non-subsidized), while its 30-day moving average yield for February was 0.01 percent (subsidized) and –0.21 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty.

During the period, we purchased what we believe were high-quality fixed and floating rate paper, while maintaining our conservative liquidity metrics. Our management strategy for the portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 02/28/13
Repurchase Agreements	43.3%
Floating Rate Notes	19.9
Commercial Paper	19.1
Certificates of Deposit	13.5
Tax-Exempt Instruments	4.2

MATURITY SCHEDULE as of 02/28/13
1 – 30 Days	61.8%
31 – 60 Days	20.9
61 – 90 Days	10.9
91 – 120 Days	5.0
121 + Days	1.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the “Adviser” Morgan Stanley Investment Management Inc., seeks to maintain the Fund’s share price at $1.00. The Fund’s investments include the following money market instruments: corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks (including U.S. branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit and commercial paper); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”); municipal obligations, including tax-exempt variable rate demand notes; repurchase agreements; and asset-backed securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; administration fees; shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/01/12 – 02/28/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Fund expenses prior to the effect of Expense Offset (See Note 9 in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	09/01/12	02/28/13	09/01/12 – 02/28/13
Actual (0.00% return)	$1,000.00	$1,000.00	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.51	$1.30

@	Expenses are equal to the Fund’s annualized expense ratio of 0.26% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.44%.

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments■February 28, 2013 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (43.4%)
$330,000	Bank of Nova Scotia, (dated 02/28/13; proceeds $330,001,742; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% – 5.00% due 11/01/40 – 11/01/42; valued at $339,945,938)	0.19%		03/01/13	$330,000,000
130,000	Bank of Nova Scotia, (dated 01/07/13; proceeds $130,247,000; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% – 4.00% due 04/01/42 – 12/01/42; Federal National Mortgage Association 2.50% – 5.00% due 12/01/23 – 11/01/42; Government National Mortgage Association 5.00% due 03/15/39; valued at $134,229,815) (Demand 03/07/13)	0.19	(a)	01/02/14	130,000,000
105,000	Bank of Nova Scotia, (dated 03/21/12; proceeds $105,230,358; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% – 5.00% due 05/01/41 – 09/01/42; Federal National Mortgage Association 2.50% – 4.00% due 11/01/27 – 11/01/42; valued at $108,336,211) (Demand 03/07/13)	0.22	(a)	03/15/13	105,000,000
150,000	Barclays Capital, Inc., (dated 02/27/13; proceeds $150,002,625; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 6.13% due 11/15/27; U.S. Treasury Notes 0.63% – 1.75% due 04/15/13 – 12/31/19; valued at $152,857,311)	0.09		03/06/13	150,000,000
50,000	BMO Capital Markets Corp., (dated 02/28/13; proceeds $50,001,653; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.50% – 5.00% due 07/01/27 – 01/01/43; valued at $51,545,909)	0.17		03/07/13	50,000,000
75,000	BNP Paribas Securities Corp., (dated 02/20/13; proceeds $75,052,771; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% – 4.50% due 12/01/40 – 08/01/42; Federal National Mortgage Association 2.41% – 6.00% due 08/01/22 – 08/01/42; Government National Mortgage Association 4.00% due 10/20/39; valued at $77,250,001) (Demand 03/07/13)	0.17	(a)	07/19/13	75,000,000
212,934	BNP Paribas Securities Corp., (dated 02/28/13; proceeds $212,935,065; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 2.05% – 6.50% due 09/15/27 – 12/15/52; valued at $219,322,021)	0.18		03/01/13	212,934,000
100,000	BNP Paribas Securities Corp., (dated 01/08/13; proceeds $100,090,500; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.77% – 4.50% due 06/01/37 – 01/01/40; Federal National Mortgage Association 3.00% – 5.87% due 02/01/19 – 02/01/43; Government National Mortgage Association 3.50% – 5.00% due 05/15/35 – 12/15/42; valued at $103,000,000) (Demand 03/07/13)	0.18	(a)	07/08/13	100,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments■February 28, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$35,000	BNP Paribas Securities Corp., (dated 12/06/12; proceeds $35,035,194; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% – 5.50% due 11/01/22 – 01/01/40; Federal National Mortgage Association 2.06% – 6.00% due 01/01/23 – 07/01/47; valued at $36,050,000) (Demand 03/07/13)	0.20	%(a)	06/05/13	$35,000,000
161,000	BNP Paribas Securities Corp., (dated 10/24/12; proceeds $161,166,859; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% – 3.50% due 02/01/41 – 09/01/42; Federal National Mortgage Association 2.50% – 5.00% due 10/01/20 – 02/01/43; Government National Mortgage Association 5.00% due 04/20/39; valued at $165,755,517) (Demand 03/07/13)	0.21	(a)	04/24/13	161,000,000
40,000	BNP Paribas Securities Corp., (dated 12/04/12; proceeds $40,041,228; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.50% – 6.50% due 12/01/25 – 08/01/38; Federal National Mortgage Association 2.53% – 6.00% due 12/01/20 – 12/01/42; Government National Mortgage Association 4.00% due 11/20/39; valued at $41,200,000) (Demand 03/07/13)	0.21	(a)	06/03/13	40,000,000
175,000	Credit Agricole Corp., (dated 2/28/13; proceeds $175,000,924; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% due 01/01/32 – 03/01/43; valued at $180,251,674)	0.19		03/01/13	175,000,000
150,000	Deutsche Bank Securities, Inc., (dated 2/28/13; proceeds $150,000,833; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association Zero Coupon – 4.00% due 03/01/28 – 02/01/43; valued at $154,550,921)	0.20		03/01/13	150,000,000
180,000	Deutsche Bank Securities, Inc., (dated 11/27/12; proceeds $180,120,000; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.01% – 5.83% due 01/01/26 – 01/01/42; Federal National Mortgage Association 2.11% – 5.00% due 05/01/18 – 02/01/43; Government National Mortgage Association 1.57% – 7.00% due 01/20/27 – 01/20/61; valued at $185,988,943)	0.24		03/07/13	180,000,000
50,000	Goldman Sachs & Co., (dated 02/27/13; proceeds $50,001,069; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation Discount Note Zero Coupon due 02/03/14; valued at $51,000,000)	0.11		03/06/13	50,000,000
25,000	Goldman Sachs & Co., (dated 02/26/13; proceeds $25,000,681; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 3.50% – 6.50% due 08/15/27 – 02/15/43; valued at $25,750,000)	0.14		03/05/13	25,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments■February 28, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$40,000	Goldman Sachs & Co., (dated 02/27/13; proceeds $40,001,089; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 3.00% – 6.50% due 12/15/34 – 02/20/43; valued at $41,200,000)	0.14%	03/06/13	$40,000,000
100,000	Goldman Sachs & Co., (dated 02/22/13; proceeds $100,003,111; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 5.00% due 03/15/16; valued at $101,992,584)	0.16	03/01/13	100,000,000
85,000	Goldman Sachs & Co., (dated 02/22/13; proceeds $85,002,975; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 3.50% – 5.50% due 10/15/25 – 12/20/42; valued at $87,446,470)	0.18	03/01/13	85,000,000
320,000	ING Financial Markets LLC, (dated 02/28/13; proceeds $320,001,689; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.09% – 4.41% due 11/01/35 – 09/01/41; valued at $329,600,769)	0.19	03/01/13	320,000,000
125,000	Mizuho Securities USA, Inc., (dated 02/27/13; proceeds $125,003,403; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 2.28% – 3.00% due 09/01/32 – 01/01/43; Government National Mortgage Association 3.50% due 09/20/42; valued at $129,467,365)	0.14	03/06/13	125,000,000
170,000	Mizuho Securities USA, Inc., (dated 02/28/13; proceeds $170,001,039; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% due 12/01/27; Federal National Mortgage Association 2.50% – 3.50% due 12/01/27 – 06/01/42; valued at $175,124,454)	0.22	03/01/13	170,000,000
285,000	RBC Capital Markets LLC, (dated 02/20/13; proceeds $285,053,833; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 3.00% – 4.87% due 04/01/27 – 09/01/42; Federal National Mortgage Association 2.56% – 5.00% due 02/01/26 – 01/01/43; Government National Mortgage Association 2.00% due 09/20/42; valued at $293,505,302)	0.17	04/01/13	285,000,000
300,000	RBC Capital Markets LLC, (dated 02/28/13; proceeds $300,001,583; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% – 4.50% due 12/01/40 – 12/01/41; Federal National Mortgage Association 3.00% due 10/01/42; valued at $308,963,242)	0.19	03/01/13	300,000,000
225,000	Wells Fargo Bank NA, (dated 02/28/13; proceeds $225,001,188; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation 3.50% due 02/01/42; valued at $231,576,591)	0.19	03/01/13	225,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments■February 28, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$300,000	Wells Fargo Securities LLC, (dated 02/28/13; proceeds $300,001,583; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.00% – 5.02% due 09/01/27 – 01/01/41; Government National Mortgage Association 2.50% – 4.00% due 08/20/41 – 02/20/43; valued at $309,046,956)	0.19%	03/01/13	$300,000,000
185,000	Wells Fargo Securities LLC, (dated 02/28/13; proceeds $185,000,976; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 1.00% – 2.00% due 01/15/14 – 01/31/16; valued at $188,638,620)	0.19	03/01/13	185,000,000

	Total Repurchase Agreements (Cost $4,103,934,000)			4,103,934,000

		COUPON RATE (a)	DEMAND DATE (b)
	Floating Rate Notes (19.9%)
	International Banks
345,000	Bank of Nova Scotia	0.30 – 0.36	04/02/13 – 04/30/13	04/26/13 – 03/28/14	344,998,082
175,000	Deutsche Bank AG	0.86	03/15/13	03/15/13	175,000,000
388,400	National Australia Bank	0.29 – 0.30	04/11/13 – 05/09/13	08/09/13 – 10/11/13	388,400,000
185,000	Royal Bank of Canada	0.35 – 0.36	04/11/13 – 04/26/13	07/11/13 – 07/26/13	185,000,000
332,500	Toronto Dominion Bank	0.30 – 0.31	03/13/13 – 04/26/13	07/26/13 – 10/21/13	332,500,000
138,000	Wells Fargo Bank NA	0.34	03/20/13	03/18/14	138,000,000
229,500	Westpac Banking Corp. (c)	0.29 – 0.35	04/03/13 – 05/28/13	04/03/13 – 08/27/13	229,496,154
75,000	Westpac Banking Corp.	0.31	04/09/13	10/09/13	75,000,000
17,500	Westpac Securities NZ Ltd. (c)	0.25	03/18/13	07/18/13	17,497,339

	Total Floating Rate Notes (Cost $1,885,891,575)				1,885,891,575

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments■February 28, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Commercial Paper (19.1%)
	Food & Beverage (0.8%)
$75,000	Coca-Cola Co. (c)	0.26%		05/01/13 – 05/02/13	$74,966,814

	International Banks (18.3%)
282,000	Credit Suisse	0.26		04/05/13	281,928,717
139,436	Nordea North America, Inc.	0.30 – 0.31		05/30/13 – 06/12/13	139,323,784
450,000	NRW Bank	0.16 – 0.17		03/01/13 – 03/06/13	449,993,003
100,000	Rabobank USA Financial Corp.	0.38 – 0.49		03/06/13 – 4/05/13	99,975,403
225,000	Skandin Ens Banken AB (c)	0.28		03/06/13	224,991,250
32,000	Sumitomo Mitsui Banking Corp. (c)	0.26		04/11/13	31,990,524
320,200	Svenska Handelsbanken (c)	0.25 – 0.30		05/01/13 – 07/12/13	319,953,886
123,000	Swedbank AB	0.25		05/07/13 – 05/10/13	122,941,771
20,000	UOB Funding LLC	0.23		05/20/13	19,989,778
44,300	Westpac Securities NZ Ltd. (c)	0.30		05/17/13	44,271,574

					1,735,359,690

	Total Commercial Paper (Cost $1,810,326,504)				1,810,326,504

	Certificates of Deposit (13.5%)
	International Banks
272,000	Bank of Montreal	0.14 – 0.30		03/01/13 – 05/13/13	272,000,000
200,000	Lloyds TSB Bank PLC	0.15		03/06/13	200,000,000
30,000	Oversea Chinese Banking	0.17		03/07/13	30,000,000
178,500	Skandin Ens Banken	0.25		05/02/13	178,500,000
92,900	Societe Generale	0.26		03/04/13	92,900,000
412,100	Sumitomo Mitsui Banking Corp.	0.25 – 0.26		03/14/13 – 04/10/13	412,098,879
96,000	Svenska Handelsbanken AB	0.31		06/05/13	96,001,278

	Total Certificates of Deposit (Cost $1,281,500,157)				1,281,500,157

		COUPON RATE (a)	DEMAND DATE (b)
	Tax-Exempt Instruments (4.3%)
	Weekly Variable Rate Bonds (2.7%)
22,000	California Statewide Communities Development Authority, Kaiser Permanente Ser 2009 C-2	0.10	03/07/13	04/01/46	22,000,000
24,875	Eastern Municipal Water District, CA, Water & Sewer Ser 2008 A COPs	0.08	03/07/13	07/01/30	24,875,000
9,805	Fremont, CA, Ser 2008 COPs	0.09	03/07/13	08/01/38	9,805,000
10,000	Indiana Finance Authority, Parkview Health System Ser 2009 B	0.10	03/07/13	11/01/39	10,000,000
40,800	Los Angeles Department of Water & Power, CA, Water System 2001 Ser B Subser B-1	0.08	03/07/13	07/01/35	40,800,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments■February 28, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
$15,000	Massachusetts Department of Transportation, Metropolitan Highway System 2010 Ser A5	0.10%	03/07/13	01/01/39	$15,000,000
18,700	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E	0.11	03/07/13	10/01/48	18,700,000
11,700	Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 A	0.09	03/07/13	11/15/25	11,700,000
15,000	New York State Housing Finance Agency, 10 Barclay Street 2004 Ser A	0.10	03/07/13	11/15/37	15,000,000
20,000	New York State Housing Finance Agency, Gotham West Housing Ser 2011 B (Taxable)	0.18	03/07/13	05/01/45	20,000,000
27,400	NGSP, Inc., Ser 2006	0.18	03/07/13	06/01/46	27,400,000
9,590	Pennsylvania Housing Finance Agency, Single Family Mortgage Ser 2004-82C (AMT)	0.11	03/07/13	10/01/34	9,590,000
10,000	Sacramento Transportation Authority, CA, Measure A Sales Tax Ser 2009 A	0.07	03/07/13	10/01/38	10,000,000
17,325	Wyoming Student Loan Corporation, Student Loan Senior Ser 2010 A-2	0.10	03/07/13	04/01/39	17,325,000

	Total Weekly Variable Rate Bonds (Cost $252,195,000)				252,195,000

		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bond (1.6%)
149,500	California, Ser 2012-13 A-2 RANs, dtd 08/23/12 (Cost $150,437,782)	2.50	0.43%	06/20/13	150,437,782

	Total Tax-Exempt Instruments (Cost $402,632,782)				402,632,782

	Total Investments (Cost $9,484,285,018)			100.2%	9,484,285,018
	Liabilities in Excess of Other Assets			(0.2)	(18,469,677)

	Net Assets			100.0%	$9,465,815,341

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
RANs	Revenue Anticipation Notes.
(a)	Rate shown is the rate in effect at February 28, 2013.
(b)	Date of next interest rate reset.
(c)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements

Statement of Assets and Liabilities

February 28, 2013 (unaudited)

Assets:
Investments in securities, at value (cost $9,484,285,018, including value of repurchase agreements of $4,103,934,000)	$9,484,285,018
Cash	200,644
Receivable for:
Capital stock sold	164,814,909
Interest	3,660,945
Prepaid expenses and other assets	224,848

Total Assets	9,653,186,364

Liabilities:
Payable for:
Capital stock redeemed	182,709,509
Transfer agent fee	3,085,973
Advisory fee	825,004
Administration fee	366,534
Accrued expenses and other payables	384,003

Total Liabilities	187,371,023

Net Assets	$9,465,815,341

Composition of Net Assets:
Paid-in-capital	$9,465,758,608
Accumulated undistributed net investment income	144,130
Accumulated net realized loss	(87,397)

Net Assets	$9,465,815,341

Net Asset Value Per Share
9,465,884,482 shares outstanding (50,000,000,000 shares authorized of $0.01 par value)	$1.00

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements  continued

Statement of Operations

For the six months ended February 28, 2013 (unaudited)

Net Investment Income:
Interest Income	$13,474,082

Expenses
Advisory fee (Note 3)	11,458,681
Shareholder services fee (Note 4)	5,001,002
Administration fee (Note 3)	2,500,501
Transfer agent fees and expenses	2,341,400
Shareholder reports and notices	319,050
Custodian fees	170,440
Directors’ fees and expenses	122,725
Professional fees	42,396
Registration fees	14,494
Other	78,004

Total Expenses	22,048,693
Less: amounts waived/reimbursed (Note 4)	(9,117,592)

Net Expenses	12,931,101

Net Investment Income	542,981
Net Realized Gain	3,412

Net Increase	$546,393

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2013	FOR THE YEAR ENDED AUGUST 31, 2012
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$542,981	$703,091
Net realized gain	3,412	99

Net Increase	546,393	703,190

Dividends to shareholders from net investment income	(500,106)	(702,995)
Net increase (decrease) from capital stock transactions	(900,710,556)	4,211,576,477

Net Increase (Decrease)	(900,664,269)	4,211,576,672

Net Assets:
Beginning of period	10,366,479,610	6,154,902,938

End of Period
(Including accumulated undistributed net investment income of $144,130 and $101,255, respectively)	$9,465,815,341	$10,366,479,610

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements■February 28, 2013 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements■February 28, 2013 (unaudited)  continued

sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$4,103,934,000	$—	$4,103,934,000
Floating Rate Notes	—	1,885,891,575	—	1,885,891,575
Commercial Paper	—	1,810,326,504	—	1,810,326,504
Certificates of Deposit	—	1,281,500,157	—	1,281,500,157
Tax-Exempt Instruments
Weekly Variable Rate Bonds	—	252,195,000	—	252,195,000
Municipal Bond	—	150,437,782	—	150,437,782
Total Tax-Exempt Instruments	—	402,632,782	—	402,632,782
Total Assets	$—	$9,484,285,018	$—	$9,484,285,018

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of February 28, 2013, the Fund did not have any investments transfer between investment levels.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements■February 28, 2013 (unaudited)  continued

3. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the “Adviser”), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the daily net assets exceeding $30 billion. For the six months ended February 28, 2013, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.15% of the Fund’s daily net assets.

The Adviser entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund’s Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. The Board voted to terminate the Sub-Advisory Agreement on December 5, 2012.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the “Plan”), the Fund may pay Morgan Stanley Distribution, Inc. (the “Distributor”) as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements■February 28, 2013 (unaudited)  continued

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 28, 2013, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Fund’s shareholder services fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended February 28, 2013, the Distributor waived $5,001,002, and the Adviser waived $4,116,590. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund’s Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

5. Transactions with Affiliates

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended February 28, 2013, included in “Directors’ fees and expenses” in the Statement of Operations amounted to $2,145. At February 28, 2013, the Fund had an accrued pension liability of $59,844, which is included in “Accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements■February 28, 2013 (unaudited)  continued

6. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2013	FOR THE YEAR ENDED AUGUST 31, 2012
	(unaudited)
Shares sold	17,844,628,759	28,930,086,657
Shares issued in reinvestment of dividends and distributions	499,560	697,116

	17,845,128,319	28,930,783,773
Shares redeemed	(18,745,838,875)	(24,719,207,296)

Net increase (decrease) in shares outstanding	(900,710,556)	4,211,576,477

7. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

8. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements■February 28, 2013 (unaudited)  continued

concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in ‘‘Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended August 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2011 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$702,995	$398,566

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to non-deductible expenses, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$4,364	$630	$(4,994)

At August 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$221,438	—

At February 28, 2013, the aggregate cost for federal income tax purposes is the same as the cost for book purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements■February 28, 2013 (unaudited)  continued

capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At August 31, 2012, the Fund had available for Federal income tax purposes unused short-term capital losses of $90,809 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

9. Expense Offset

The Fund has entered into an arrangement with State Street (the “Custodian”), whereby credits realized on uninvested cash balances may be used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.

10. Accounting Pronouncement

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

Morgan Stanley Liquid Asset Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX MONTHS ENDED FEBRUARY 28, 2013		FOR THE YEAR ENDED AUGUST 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.005		0.035
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)(2)	0.000	(1)(2)	(0.005)		(0.035)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(3)(7)	0.01%		0.01%		0.01%		0.49%		3.56	%(4)

Ratios to Average Net Assets:
Total expenses	0.26	%(5)(8)	0.25	%(5)	0.25	%(5)	0.27	%(5)(6)	0.57	%(5)(6)	0.63%
Net investment income	0.01	%(5)(8)	0.01	%(5)	0.01	%(5)	0.01	%(5)(6)	0.61	%(5)(6)	3.61%

Supplemental Data:
Net assets, end of period, in millions	$9,466		$10,366		$6,155		$2,880		$3,768		$7,131

^	Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	Amount is less than 0.005%.
(4)	The Adviser fully reimbursed the Fund for the loss incurred resulting from the disposal of an investment. Without this reimbursement, the total return was 3.47%.
(5)	If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
February 28, 2013	0.44%	(0.17)%
August 31, 2012	0.47	(0.21)
August 31, 2011	0.58	(0.32)
August 31, 2010	0.71	(0.43)
August 31, 2009	0.69	0.49

(6)	Reflects fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.005% and 0.05% for the years ended 2010 and 2009, respectively.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)  continued

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)  continued

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6.  How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8 a.m. and 5 p.m. (EST)

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)  continued

•	Writing to us at the following address:

Morgan Stanley Services Company Inc.

c/o Privacy Coordinator

201 Plaza Two, 3rd Floor

Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Liquid Asset Fund Inc.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
April 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
April 23, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
April 23, 2013

3